Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER PURSUANT TO 18 U.S.C. § 1350 AS ADOPTED PURSUANT TO SECTION 906 OF SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of Geokinetics Inc. (the “Company”) on Form 10-Q/A for the period ended September 30, 2006, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, David A. Johnson, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1)           The Report fully complies with the requirements of section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934; and

(2)           The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: November 16, 2006	/s/ David A. Johnson
David A. Johnson
President and Chief Executive Officer